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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2004

ORIENT-EXPRESS HOTELS LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16017 (Commission File Number)	98-0223493 (I.R.S. Employer Identification No.)
22 VICTORIA STREET P.O. BOX HM 1179 HAMILTON HMEX, BERMUDA (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
 441-295-2244

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits

99
Excerpts from 2003 annual shareholders report

ITEM 12.    Results of Operations and Financial Condition

        Commencing on or about May 3, 2004, the registrant will publish and distribute to shareholders the 2003 annual shareholders report of the registrant. Relevant excerpts from the 2003 annual shareholders report are attached as an Exhibit to this Current Report and incorporated herein by reference, as follows:

  Orient-Express Hotels Ltd. (company description)

  Financial highlights

  Performance overview

  Chairman's message from James B. Sherwood, Chairman

  President's overview of performance from Simon M.C. Sherwood, President

  Chief Financial Officer's report from James G. Struthers, Vice President-Finance and Chief Financial Officer

  Statement under U.S. Private Securities Litigation Reform Act of 1995

  Summary of earnings by operating unit and region (unaudited)

        The information in this Current Report is bring furnished to the Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.
By:	/s/ EDWIN S. HETHERINGTON Name: Edwin S. Hetherington Title: Secretary

Date: April 30, 2004

EXHIBIT INDEX

Exhibit Number	Description

99	Excerpts from 2003 annual shareholders report

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  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
  (c) Exhibits
  ITEM 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX